UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 16, 2023 (February 13, 2023)

View, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39470	84-3235065
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

195 South Milpitas Blvd.

Milpitas, California, 95035

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (408) 263-9200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	VIEW	The Nasdaq Global Market
Redeemable warrants, exercisable for Class A common stock at an exercise price of $11.50 per share	VIEWW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 13, 2023, View, Inc., a Delaware corporation (“View” or the “Company”), received a notice (the “Notice”) from the Listing Qualifications Staff of The Nasdaq Stock Market LLC (“Nasdaq”) stating that the Company was not in compliance with Nasdaq Listing Rule 5450(a)(1) because the bid price for the Company’s common stock had closed below $1.00 per share for the previous 30 consecutive business days.

In accordance with Nasdaq listing rule 5810(c)(3)(A), the Company has 180 calendar days, or until August 14, 2023, to regain compliance. The Notice states that to regain compliance, the bid price for the Company’s common stock must close at $1.00 per share or more (the “Minimum Bid Price”) for a minimum of 10 consecutive business days during the compliance period ending August 14, 2023.

If the Company has not been deemed in compliance prior to the expiration of the 180 day compliance period, it may transfer to The Nasdaq Capital Market, provided that it meets the applicable market value of publicly held shares requirement for continued listing and all other applicable requirements for initial listing on The Nasdaq Capital Market (except for the bid price requirement) based on the Company’s most recent public filings and market information, and notifies Nasdaq of its intent to cure this deficiency. Following a transfer to The Nasdaq Capital Market, the Company would be afforded the remainder of the applicable compliance period set forth in Nasdaq Listing Rule 5810(c)(3)(A)(ii), unless it does not appear to Nasdaq that it is possible for the Company to cure the deficiency. The Company may also request a hearing to remain on The Nasdaq Global Market. Any time spent in the hearing process will not extend the length of the remaining applicable compliance periods on the Nasdaq Capital Market.

The Notice has no immediate effect on the listing of the Company’s common stock or warrants, and the Company’s common stock and warrants continue to trade on The Nasdaq Global Market under the symbols “VIEW” and “VIEWW”, respectively.

The Company intends to hold a special meeting of stockholders to seek stockholder approval to conduct a reverse stock split of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”), in order to regain compliance with the Nasdaq Listing Rules. While the Company expects that a reverse stock split would increase the trading price of its Class A Common Stock, there can be no assurance that the Company will be able to regain compliance with the Minimum Bid Price or maintain compliance with the other Nasdaq listing standards.

Item 7.01	Regulation FD Disclosure.

On February 16, 2023, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 (the “Nasdaq Notice Press Release”), announcing receipt of the Notice. All of the information in the Nasdaq Notice Press Release is incorporated by reference herein. All such information is being furnished rather than “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On February 16, 2023, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.2 (the “Stock Split Press Release”), announcing its intention to seek stockholder approval of a reverse stock split of its Class A Common Stock. All of the information in the Stock Split Press Release is incorporated by reference herein. All such information is being furnished rather than “filed” for purposes of Section 18 of the Exchange Act and shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On February 15, 2023, the Company filed a petition in the Delaware Court of Chancery (the “Court of Chancery”) pursuant to Section 205 of the Delaware General Corporation Law (the “DGCL”) seeking validation of amendments to its certificate of incorporation increasing the number of authorized shares of common stock of the Company (as further described below) and the shares issued pursuant thereto.

As previously disclosed, on March 5, 2021, the Company held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders voted to approve, among other things, (i) a proposal to increase the Company’s number of authorized shares of Class A Common Stock from 100,000,000 shares to 400,000,000 shares for the purpose of carrying out the Company’s initial business combination (the “First Increase”) and (ii) a proposal to increase the number of authorized shares of Class A Common Stock to 600,000,000 shares (the “Second Increase” and, together with the First Increase, the “Authorized Shares Amendments”). On March 5, 2021, the Company filed an amendment to its certificate of incorporation with the Secretary of State of the State of Delaware reflecting the First Increase, and on March 8, 2021, the Company filed its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware reflecting the Second Increase.

A recent decision of the Court of Chancery has created uncertainty regarding the validity of the Authorized Shares Amendments and whether a separate vote of the majority of the then-outstanding shares of Class A Common Stock would have been required under Section 242(b)(2) of the DGCL.

In light of the recent Court of Chancery decision, the Company filed a petition in the Court of Chancery pursuant to Section 205 of the DGCL seeking validation of the Authorized Shares Amendments and the shares issued pursuant thereto to resolve any uncertainty with respect to those matters. Section 205 of the DGCL permits the Court of Chancery, in its discretion, to validate potentially defective corporate acts and stock after considering a variety of factors.

If the Company is not successful in the Section 205 proceeding, the uncertainty with respect to the Company’s capitalization resulting from the Court of Chancery’s decision referenced above could have a material adverse effect on the Company until the underlying issues are definitively resolved.

Forward-Looking Statements

This Current Report on Form 8-K and certain materials View files with the U.S. Securities and Exchange Commission (the “SEC”), as well as information included in oral statements or other written statements made or to be made by View, other than statements of historical fact, contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements are based on current expectations, estimates, assumptions, projections, and management’s beliefs, that are subject to change. There can be no assurance that these forward-looking statements will be achieved; these statements are not guarantees of future performance and are subject to certain risks, uncertainties, and other factors, many of which are beyond View’s control and are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. View’s business is subject to a number of risks which are described more fully in View’s Annual Report on Form 10-K for the year ended December 31, 2021, and its subsequent Quarterly Reports on Form 10-Q. View undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date hereof.

The effect of a reverse stock split on the per share trading price of our common stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies is varied, particularly since some investors may view a reverse stock split negatively. It is possible that the per share trading price of our common stock after a reverse stock split would not increase in the same proportion as the reduction in the number of our outstanding shares of common stock following the reverse stock split or at all, and a reverse stock split may not result in a per share trading price that would attract investors who do not trade in lower priced stocks. We cannot assure you that, if a reverse stock split is implemented, our common stock will be more attractive to investors. If we implement a reverse stock split, the per share trading price of our common stock may decrease due to factors unrelated to the reverse stock split, including our future performance. If a reverse stock split is consummated and the per share trading price of the common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a reverse stock split.

A reverse stock split may decrease the liquidity of our common stock and result in higher transaction costs. The liquidity of our common stock may be negatively impacted by a reverse stock split, given the reduced number of shares that would be outstanding after the reverse stock split, particularly if the per share trading price does not increase as a result of the reverse stock split. In addition, if a reverse stock split is implemented, it will increase the number of our stockholders who own “odd lots” of fewer than 100 shares of common stock. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock.

With respect to the matters addressed in this Current Report on Form 8-K, no assurances can be made regarding the outcome of our proceeding pursuant to Section 205 of the Delaware General Corporation Law. Our Section 205 proceeding is, and any litigation regarding the authorization of our stock would be, subject to uncertainties inherent in the litigation process, and may not result in timely resolution of the uncertainty regarding our capitalization, if at all. If we are unsuccessful in the Section 205 proceeding, claims alleging that a portion of our Class A Common Stock was not authorized could have a material adverse effect on the Company.

Additional Information and Where to Find It

In connection with any reverse stock split, View will file a proxy statement to be distributed to holders of View’s common stock in connection with View’s solicitation of proxies for the vote by View’s stockholders with respect to a proposed reverse stock split and other matters as described therein. After a definitive proxy statement has been filed, View will mail the definitive proxy statement, when available, to its stockholders. The proxy statement will include information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies in connection with the proposed reverse stock split. View will also file other documents regarding the proposed reverse stock split with the SEC. Before making any voting decision, investors and security holders of View are urged to read the proxy statement and all other relevant documents filed or that will be filed with the SEC in connection with the proposed reverse stock split as they become available because they will contain important information about the proposed reverse stock split.

Investors and security holders will be able to obtain free copies of the proxy statement and all other relevant documents filed or that will be filed with the SEC by View through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by View may be obtained free of charge from View’s website at www.view.com or by written request to View at 195 South Milpitas Blvd., Milpitas, California 95035.

Participants in the Solicitation

View and its directors and officers may be deemed to be participants in the solicitation of proxies from View’s stockholders in connection with the proposed reverse stock split. Information about View’s directors and executive officers and their ownership of View’s securities is set forth in View’s filings with the SEC, including View’s Annual Report on Form 10-K for the year ended December 31, 2021. Additional information regarding the interests of persons who may be deemed participants in the proposed reverse stock split may be obtained by reading the proxy statement regarding the proposed reverse stock split when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This communication shall not constitute a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed reverse stock split. This communication shall also not constitute an offer to sell or a solicitation of an offer to buy any securities of View, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated February 16, 2023

99.2	Press Release, dated February 16, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIEW, INC.

Date: February 16, 2023	By:	/s/ Bill Krause
	Name:	Bill Krause
	Title:	Chief Legal Officer

Exhibit 99.1

View, Inc. Announces Receipt of Nasdaq Notification Letter Regarding

Minimum Bid Price Deficiency

MILPITAS, Calif. – February 16, 2023 – View, Inc. (Nasdaq: VIEW) (“View” or the “Company”) today announced that on February 13, 2023, the Company received a notice (the “Notice”) from the Listing Qualifications Staff of The Nasdaq Stock Market LLC (“Nasdaq”) stating that the Company was not in compliance with Nasdaq Listing Rule 5450(a)(1) because the bid price for the Company’s common stock had closed below $1.00 per share for the previous 30 consecutive business days.

In accordance with Nasdaq listing rule 5810(c)(3)(A), the Company has 180 calendar days, or until August 14, 2023, to regain compliance. The Notice states that to regain compliance, the bid price for the Company’s common stock must close at $1.00 per share or more (the “Minimum Bid Price”) for a minimum of 10 consecutive business days during the compliance period ending August 14, 2023.

If the Company has not been deemed in compliance prior to the expiration of the 180 day compliance period, it may transfer to The Nasdaq Capital Market, provided that it meets the applicable market value of publicly held shares requirement for continued listing and all other applicable requirements for initial listing on The Nasdaq Capital Market (except for the bid price requirement) based on the Company’s most recent public filings and market information, and notifies Nasdaq of its intent to cure this deficiency. Following a transfer to The Nasdaq Capital Market, the Company would be afforded the remainder of the applicable compliance period set forth in Nasdaq Listing Rule 5810(c)(3)(A)(ii), unless it does not appear to Nasdaq that it is possible for the Company to cure the deficiency. The Company may also request a hearing to remain on The Nasdaq Global Market. Any time spent in the hearing process will not extend the length of the remaining applicable compliance periods on the Nasdaq Capital Market.

The Notice has no immediate effect on the listing of the Company’s common stock or warrants, and the Company’s common stock and warrants continue to trade on The Nasdaq Global Market under the symbols “VIEW” and “VIEWW”, respectively. However, there can be no assurance that the Company will be able to regain compliance with the Minimum Bid Price or maintain compliance with the other Nasdaq listing standards.

About View

View is the leader in smart building technologies that transform buildings to improve human health and experience, reduce energy consumption and carbon emissions, and generate additional revenue for building owners. View Smart Windows use artificial intelligence to automatically adjust in response to outdoor conditions, eliminating the need for blinds and increasing access to natural light. Every View installation includes a cloud-connected smart building platform that can easily be extended to reimagine the occupant experience. View’s products are installed in offices, apartments, airports, hotels, and educational facilities. For more information, please visit: www.view.com.

Forward-Looking Statements

This press release and certain materials View files with the U.S. Securities and Exchange Commission, as well as information included in oral statements or other written statements made or to be made by View, other than statements of historical fact, contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements are based on current expectations, estimates, assumptions, projections, and management’s beliefs, that are subject to change. There can be no assurance that these forward-looking statements will be achieved; these statements are not guarantees of future performance and are subject to certain risks, uncertainties, and other factors, many of which are beyond View’s control and are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. View’s business is subject to a number of risks which are described more fully in View’s Annual Report on Form 10-K for the year ended December 31, 2021, and its subsequent Quarterly Reports on Form 10-Q. View undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date hereof.

Contacts:

Samuel Meehan

View, Inc.

IR@View.com

(408) 493-1358

Exhibit 99.2

View to Seek Stockholder Approval of Reverse Stock Split as Part of

NASDAQ Compliance Plan

MILPITAS, Calif. – February 16, 2023 – View, Inc. (Nasdaq: VIEW) (“View”) today announced that it plans to hold a special meeting of stockholders to seek approval of a reverse stock split of View’s Class A Common Stock, in order to regain compliance with the Nasdaq Listing Rules. The time, date, location (if any) and other details regarding the special meeting, including the reverse stock split ratio, will be communicated to stockholders at a later date, including via proxy materials which will be filed with, and subject to review by, the U.S. Securities and Exchange Commission (the “SEC”).

The reverse stock split would not affect any stockholder’s percentage ownership interests or proportionate voting power, except with respect to the treatment of any fractional shares to which a stockholder may be entitled. In addition, the reverse stock split would not affect the total number of shares of common stock that View is authorized to issue pursuant to its charter, unless View seeks stockholder approval to amend its charter accordingly. View’s Board of Directors reserves its right to elect not to proceed with the reverse stock split at any time prior to the date on which the charter amendment effecting the reverse stock split becomes effective, even if the reverse stock split receives stockholder approval at the special meeting, if the Board determines, in its sole discretion, that implementing a reverse stock split is no longer in the best interests of View and its stockholders.

About View

View is the leader in smart building technologies that transform buildings to improve human health and experience, reduce energy consumption and carbon emissions, and generate additional revenue for building owners. View Smart Windows use artificial intelligence to automatically adjust in response to outdoor conditions, eliminating the need for blinds and increasing access to natural light. Every View installation includes a cloud-connected smart building platform that can easily be extended to reimagine the occupant experience. View’s products are installed in offices, apartments, airports, hotels, and educational facilities. For more information, please visit: www.view.com.

Additional Information and Where to Find It

In connection with any reverse stock split, View will file a proxy statement to be distributed to holders of View’s common stock in connection with View’s solicitation of proxies for the vote by View’s stockholders with respect to a proposed reverse stock split and other matters as described therein. After a definitive proxy statement has been filed, View will mail the definitive proxy statement, when available, to its stockholders. The proxy statement will include information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies in connection with the proposed reverse stock split. View will also file other documents regarding the proposed reverse stock split with the SEC. Before making any voting decision, investors and security holders of View are urged to read the proxy statement and all other relevant documents filed or that will be filed with the SEC in connection with the proposed reverse stock split as they become available because they will contain important information about the proposed reverse stock split.

Investors and security holders will be able to obtain free copies of the proxy statement and all other relevant documents filed or that will be filed with the SEC by View through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by View may be obtained free of charge from View’s website at www.view.com or by written request to View at 195 South Milpitas Blvd., Milpitas, California 95035.

Participants in the Solicitation

View and its directors and officers may be deemed to be participants in the solicitation of proxies from View’s stockholders in connection with the proposed reverse stock split. Information about View’s directors and executive officers and their ownership of View’s securities is set forth in View’s filings with the SEC, including View’s Annual Report on Form 10-K for the year ended December 31, 2021. Additional information regarding the interests of persons who may be deemed participants in the proposed reverse stock split may be obtained by reading the proxy statement regarding the proposed reverse stock split when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This communication shall not constitute a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed reverse stock split. This communication shall also not constitute an offer to sell or a solicitation of an offer to buy any securities of View, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

This press release and certain materials View files with the SEC, as well as information included in oral statements or other written statements made or to be made by View, other than statements of historical fact, contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements are based on current expectations, estimates, assumptions, projections, and management’s beliefs, that are subject to change. There can be no assurance that these forward-looking statements will be achieved; these statements are not guarantees of future performance and are subject to certain risks, uncertainties, and other factors, many of which are beyond View’s control and are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. View’s business is subject to a number of risks which are described more fully in View’s Annual Report on Form 10-K for the year ended December 31, 2021, and its subsequent Quarterly Reports on Form 10-Q. View undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date hereof.

The effect of a reverse stock split on the per share trading price of our common stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies is varied, particularly since some investors may view a reverse stock split negatively. While we expect that a reverse stock split would increase the trading price of our Class A Common Stock, there can be no assurance that we will be able to regain compliance with the minimum bid price requirement or maintain compliance with the other Nasdaq listing standards. It is possible that the per share trading price of our common stock after a reverse stock split would not increase in the same proportion as the reduction in the number of our outstanding shares of common stock following the reverse stock split or at all, and a reverse stock split may not result in a per share trading price that would attract investors who do not trade in lower priced stocks. We cannot assure you that, if a reverse stock split is implemented, our common stock will be more attractive to investors. If we implement a reverse stock split, the per share trading price of our common stock may decrease due to factors unrelated to the reverse stock split, including our future performance. If a reverse stock split is consummated and the per share trading price of the common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a reverse stock split.

A reverse stock split may decrease the liquidity of our common stock and result in higher transaction costs. The liquidity of our common stock may be negatively impacted by a reverse stock split, given the reduced number of shares that would be outstanding after the reverse stock split, particularly if the per share trading price does not increase as a result of the reverse stock split. In addition, if a reverse stock split is implemented, it will increase the number of our stockholders who own “odd lots” of fewer than 100 shares of common stock. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock.

For further information about View, Inc. please contact:

Samuel Meehan

View, Inc.

IR@View.com

408-493-1358